Statement of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Dec. 31, 2009
Consolidated Statements of Comprehensive Earnings
Earnings (loss) from continuing operations	$ 11,211	$ 14,576	$ (9,240)
Earnings (loss) from discontinued operations, net of taxes	(4,279)	47,858	(330)
Earnings (loss)	6,932	62,434	(9,570)
Currency translation adjustment	(796)	(3,002)	10,442
Change in fair value of interest rate swap, net of taxes	440	351	415
Adjustment due to pensions	0	588	(78)
Other comprehensive earnings (loss), net of taxes	(356)	(2,063)	10,779
Comprehensive earnings (loss)	6,576	60,371	1,209
Comprehensive earnings attributable to non-controlling interests	1,731	779	(2,841)
Comprehensive earnings (loss) attributable to SunOpta	$ 4,845	$ 59,592	$ 4,050